Exhibit 4.2


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

        This Registration Rights Agreement (the "Agreement") is made and entered into as of this 22nd day of March, 2004, by and among Bioenvision, Inc., a Delaware corporation (the "Company"), the "Investors" named in that certain
Purchase Agreement, dated March 22, 2004, by and among the Company and the Investors (the "Purchase Agreement"), and SCO Securities LLC, a Delaware limited liability company (the "Placement Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

        The parties hereby agree as follows:

        1. Certain Definitions.

        As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" shall mean, with respect to any person, any other person which directly or indirectly Controls, is Controlled by, or is under common Control with, such person.

        "Business Day" shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

        "Common Stock" shall mean the Company's common stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

        "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

        "Holders" shall mean the Investors, the Placement Agent and any permitted transferee thereof who is a subsequent holder of any Warrants, the Placement Agent Warrants or Registrable Securities.

        "Investors"  shall  mean  the  Investors   identified  in  the  Purchase
Agreement.

        "Placement Agent Counsel" means Wiggin and Dana LLP.

        "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

        "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

        "Registrable Securities" means (a) the Shares and the Warrant Shares (without regard to any limitations on beneficial ownership contained in the Purchase Agreement or Warrants) or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon exercise of the Warrants, or
(ii) upon any distribution with respect to, any exchange for or any replacement of such Shares or Warrant Shares or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b)
securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k).

        "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

        "SEC" shall mean the U.S. Securities and Exchange Commission.

        "1933 Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        2.     Registration.

               (a) Registration Statements.

                      (i) Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the "Closing Date"), but in no event later than thirty (30) days following the Closing Date (the "Filing Deadline"), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Holders' consent), covering the resale of all of the Registrable Securities without regard to any limitation on the exercise of the Warrants or the Placement Agent Warrants. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and Placement Agent Counsel not less than five (5) Business Days prior to its filing or other submission.

                      (ii) Additional Registrable Securities. If at any time Registrable Securities other than the Shares and Warrant Shares registered pursuant to Section 2(a)(i) are issued or become issuable, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of Registration Statement as is then available to effect a registration for resale of such additional Registrable Securities (the "Additional Shares")) covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and the Placement Agent Counsel not less than 5 (five) Business Days prior to its filing or other submission.

               (b) Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the SEC, and (C) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable and documented fees and disbursements of Placement Agent Counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) 1933 Act liability insurance, if the Company so desires such insurance, (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel, and (vi) reasonable and documented fees and expenses of the Placement Agent Counsel in connection with any Registration Statement hereunder, provided, such fees and expenses do not exceed $10,000 in the aggregate. In addition, each of the Investors, the Placement Agent and the Company shall be responsible for all of their respective internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

               (c)    Effectiveness.

                      (i) The Company shall use reasonable best efforts to have the Registration Statement declared effective not later than the earlier to occur of (y) sixty (60) days after the date of filing of such Registration Statement, or (z) five (5) Business Days following the Company's receipt of oral or written (whichever is first) notice from the SEC that the Registration Statement will not be "reviewed or not be subject to further review; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its reasonable best efforts to have the Registration Statement declared effective as soon as possible thereafter.

                      (ii) For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company which the Company is not otherwise required to disclose, by terminating or suspending effectiveness of any registration contemplated by this
Section 2, if the disclosure of such material non-public information would be required by such registration and at the time is not, in the reasonable determination of the Company's Board of Directors, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event shall the Company be required to disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and
(b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

               (d) Underwritten Offering. If any offering pursuant to a Registration Statement filed pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to a majority of the Holders.

        3. Company Obligations. The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

               (a) use its reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) with respect to any Holder, such time as all Registrable Securities held by such Holder may be sold without any restriction pursuant to Rule 144(k) (the "Effectiveness Period");

               (b) prepare and file with the SEC on or prior to the Filing Deadline, a Registration Statement on Form S-3 (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Placement Agent Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Placement Agent Counsel, and (ii) at the request of any Holder cause its officers, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the 1933 Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the counsel(s) to the Holders of a majority of the Registrable Securities or the Placement Agent Counsel shall reasonably object within three (3) Business Days after their receipt thereof;

               (c) (i) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective with respect to all Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the 1933 Act; (iii) respond as promptly as possible, and in no event later than fifteen (15) Business Days to the first set of comments and ten (10) Business Days to each set of comments thereafter received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented;

               (d) notify Holders of Registrable Securities to be sold and the Placement Agent Counsel as promptly as possible (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed (but in no event in the case of this subparagraph (A), less than five (5) Business Days prior to date of such filing); (B) when the SEC notifies the Company whether there will be a "review" of such Registration Statement and whenever the SEC comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and after the effectiveness thereof: (i) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in Section 3(d)(C)(i), 3(d)(C)(ii) and 3(d)(C)(iii) occur, the Company shall use its best efforts to respond to and correct the event;

               (e) provide copies to and permit Placement Agent Counsel to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects within three (3) Business Days following receipt by the Holders and Placement Agent Counsel of such Registration Statement and/or amendments and supplements thereto;

               (f) furnish to the Holders and Placement Agent Counsel such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

               (g) if requested by any Holder of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (h) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

               (i) if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Holders;

               (j) use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time;

               (k) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holders and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that, the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or execute a general consent to service of process in any jurisdiction;

               (l) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system, market or over-the-counter bulletin board on which similar securities issued by the Company are then listed;

               (m) following the occurrence of any event contemplated by Section 3(d)(C)(iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                (n) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 3(k), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

        4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for reasonable inspection and review by the Holders, advisors to and representatives of the Holders (who may or may not be affiliated with the Holders), and any underwriter participating in any disposition of Common Stock on behalf of the Holders pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

               Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

        5.     Obligations of the Holders.

               (a) Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

               (b) Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

               (c) In the event the Company, at the request of the Holders, determines to engage the services of an underwriter, such Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

               (d) Each Holder agrees that,  upon receipt of any notice from the
 Company of the happening of any event rendering a Registration Statement no longer effective, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder's receipt of copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

               (e) No Holder may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Holder (other than Holders who are Affiliates of the Company) shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Holders shall be several and not joint and limited in the case of any Holder, to the net proceeds received by such Holder from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

        6.     Indemnification.

               (a) Indemnification by the Company. The Company will indemnify and hold harmless each Holder and their respective Affiliates, officers, directors, members, employees and agents, successors and assigns, against any losses, claims, damages or liabilities, joint or several, to which such Holder, Affiliate, officer, director, member, employee, agent, successor or assign may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading; (ii) any blue sky application or other document executed by the Company specifically for blue sky compliance or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) any violation by the Company, or its directors, officers, employees or agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its directors, officers, employees or agents and relating to action or inaction required of the Company or any of them in connection with such registration; or (iv) any failure to use its best efforts to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished in writing by such Holder or any such controlling person specifically for use in such Registration Statement or Prospectus.

               (b) Indemnification by the Holders. In connection with any Registration Statement pursuant to the terms of this Agreement, each Holder will furnish to the Company in writing such information as the Company reasonably requests concerning such Holder or the proposed manner of such Holder's distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Subsidiaries and its and their respective directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Holder be greater in amount than the aggregate dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

               (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

               (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it completely harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the aggregate dollar amount of the proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

        7.     Rule 144

        As long as any Holder owns Shares, Warrants, Placement Agent Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the 1934 Act. As long as any Holder owns Shares, Warrants, Placement Agent Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the 1934 Act, it will prepare and make publicly available in accordance with Rule 144(c) promulgated under the 1933 Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the 1934 Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the 1934 Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Shares and Warrant Shares without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 promulgated under the 1933 Act, including compliance with the provisions of the Purchase Agreement relating to the transfer of the Shares and Warrant Shares. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

        8.     Miscellaneous.

               (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

               (b) No Inconsistent Agreements. Except as otherwise disclosed in the Purchase Agreement, neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

               (c) Notice of Effectiveness. Within three (3) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable

Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit B.

               (d) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all of the Registrable Securities and the Company is in breach of its obligations hereunder with respect thereto, the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the 1933 Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

               (e) Failure to File Registration Statement and Other Events. The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Deadline and maintained in the manner contemplated herein during the Effectiveness Period. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement pursuant to Section 2(a)(i) is not filed on or prior to the Filing Deadline or a Registration Statement required to be filed pursuant to Section 2(a)(ii) has not been filed within thirty (30) days following the date on which the Additional Shares are issued or become issuable, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the 1933 Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the SEC but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with the SEC, except as otherwise permitted by this Agreement, or (iv) trading in the Common Stock shall be suspended or if the Common Stock is delisted from AMEX or any other securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed (each an "Exchange"), without immediately being listed on any other Exchange, for any reason for more than one (1) Business Day, or (v) the rights of the Holders to exercise into Warrant Shares are suspended for any reason without the consent of the particular Holder other than as set forth in the Purchase Agreement (any such failure or breach being referred to as an "Event"), the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Holder (for purposes of this Agreement, the Placement Agent shall be deemed to have invested an amount equal to ten percent (10%) of the aggregate purchase price of the Shares sold in the Private Placement, and for all other Holders, the amount invested by a Holder shall include the purchase price of the Shares acquired by such Holder and shall exclude any amount attributable to the Warrants acquired by such Holder in the Private Placement) for each 20-day period or pro rata for any portion thereof following the date on which the Event occurred. Such payments shall be in partial compensation to the Holders, and shall not constitute the Holders' exclusive remedy for such Events. Such payments shall be made to each Holder in cash. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 20-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities. Notwithstanding the foregoing, the Company shall remain obligated to cure the breach or correct the condition that caused the event, and the Holder shall have the right to take any action necessary or desirable to enforce such obligation.

               (f) Amendments and Waivers. This Agreement may be amended only by a writing signed by the then current parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each then current Holder.

               (g) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement; provided, however, as the Placement Agent is not a party to the Purchase Agreement, any notice or other communication to the Placement Agent shall be sent to the address for the Placement Agent set forth on the signature page hereof (which address the Placement Agent may change in accordance with Section 9.4 of the Purchase Agreement).

               (h) Assignments and Transfers by Holders. The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns. An Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided, that, such Holder complies with all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

               (i) Assignments and Transfers by the Company. This Agreement shall not be assigned by the Company without the prior written consent of each Holder, except that without the prior written consent of the Holders, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

               (j) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (k) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

               (l) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               (m) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

               (n) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

               (o) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (p) Specific Enforcement; Governing Law; Consent to Jurisdiction. The Company and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

               (q) Obligations of Holders. The Company acknowledges that the obligations of each Holder under this Agreement, are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. The decision of each Holder to enter into this Agreement has been made by such Holder independently of any other Holder. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

               Each Holder acknowledges that it was introduced to the Company by SCO Capital Partners LLC which has acted solely as agent for the Company and not for any Holder (other than itself). Each Holder acknowledges that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and with respect to the transactions contemplated hereby. For reasons of administrative convenience only, this Agreement has been prepared with the assistance of the Placement Agent Counsel (counsel for SCO Capital Partners LLC) and the Placement Agent Counsel will perform certain duties under this Agreement. Each Holder acknowledges that such counsel does not represent the Holders but only SCO Capital Partners LLC. The Company has elected to provide all Holders with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by the Holders. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Holders are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.





                            [Signature Pages Follow]

                            [Company Signature Page]

        IN WITNESS WHEREOF, the Company has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.



The Company:                                BIOENVISION, INC.


                                            By:/s/ David P. Luci
                                               ---------------------------------
                                            Name:  David P. Luci
                                            Title: Chief Financial Officer and
                                                   General Counsel

                             [Holder Signature Page]

        IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.





IF AN INDIVIDUAL:                                IF A CORPORATION, PARTNERSHIP,
                                                 TRUST, ESTATE OR OTHER ENTITY:
---------------------------------
(Signature)
                                                 _______________________________
                                                 Print name of entity
---------------------------------
(Printed Name)                                   By:____________________________
                                                    Name:_______________________
                                                    Title:______________________

Address:                                         Address:

----------------------------------               -------------------------------

----------------------------------               -------------------------------

----------------------------------               -------------------------------

                                    EXHIBIT A

                              PLAN OF DISTRIBUTION

        We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the American Stock Exchange, any other exchange or market upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

- a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

-       purchases  by  a   broker-dealer   as  principal   and  resale  by  such
        broker-dealer, including resales for its account, pursuant to this prospectus;

- ordinary brokerage transactions and transactions in which the broker solicits purchases;

-       through options, swaps or derivatives;

-       in privately negotiated transactions;

-       in making short sales or in transactions to cover short sales; and

-       put or call option transactions relating to the shares.

        The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

        The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

        The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

        The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the 1934 Act may apply to their sales in the market.

        Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

        Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

- the name of each such selling security holder and of the participating broker-dealer(s);

-       the number of shares involved;

-       the initial price at which the shares were sold;

- the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

- that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-       other facts material to the transactions.

        In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

        We are paying all expenses and fees customarily paid by the issuer in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.

                                    EXHIBIT B

            FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT


[Name and Address of Transfer Agent]

Re:  Bioenvision, Inc.

Dear [______]:

        We are counsel to Bioenvision, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Common Stock and Warrant Purchase Agreement (the "Purchase Agreement") dated as of __________________, 2004 by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its Common Stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase shares of the Common Stock (the "Warrants"). Pursuant to the Purchase Agreement, the Company has also entered into an Investor Rights Agreement with the Holders (the "Investor Rights Agreement") pursuant to which the Company agreed, among other things, to register the shares of Common Stock issued pursuant to the Purchase Agreement and the Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Company's obligations under the Investor Rights Agreement, on ____________ ___, 2004, the Company filed a Registration Statement on Form S-__ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling securityholder thereunder.

        In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

By:__________________________________
cc:  [LIST NAMES OF HOLDERS]